Quarterly Financial Supplement—September 30, 2003

On March 28, 2003, HSBC Holdings plc (“HSBC”) acquired Household International, Inc. (“Household”). In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been “pushed-down” and recorded in our financial statements for periods subsequent to March 28, 2003. This has resulted in a new basis of accounting reflecting the fair market value of our assets and liabilities for the “successor” period beginning March 29, 2003. These fair value adjustments represent current estimates and are subject to further adjustment. Information for all “predecessor” periods prior to the merger are presented using our historical basis of accounting, which impacts comparability to our “successor” periods. To assist in the comparability of our financial results, this Quarterly Financial Supplement combines the “predecessor period” (January 1 to March 28, 2003) with the “successor period” (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003.

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In addition to GAAP financial results, this Quarterly Financial Supplement includes references to the following information which is presented on a non-GAAP basis:

Operating results, percentages and ratios Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding certain nonrecurring expenses. These nonrecurring expenses are also excluded in calculating our “normalized” efficiency ratios. We believe that excluding nonrecurring items helps readers of our financial statements to better understand the results and trends of our underlying business.

A reconciliation of net income to operating net income follows:

	Three Months Ended			Nine Months Ended
	9/30/03	6/30/03	9/30/02	9/30/03	9/30/02
	($ millions)
Net income	$471.5	$364.0	$221.2	$1,090.9	$1,219.6
HSBC acquisition related costs and other merger related items incurred by Household, after-tax	—	—	—	167.3	—
Settlement charge and related expenses, after-tax	—	—	333.2	—	333.2

Operating net income	$471.5	$364.0	$554.4	$1,258.2	$1,552.8

Net income during both the quarter and nine months ended September 30, 2003 were positively impacted by purchase accounting adjustments and by the discontinuation of the shortcut method of accounting for our interest rate swaps under SFAS No. 133 due to the merger. Amortization of purchase accounting adjustments increased net income by $32.1 million for the three months ended September 30, 2003, $43.3 million for the three months ended June 30, 2003, and $75.4 million for the nine months ended September 30, 2003. The loss of the shortcut method of accounting for our interest rate swaps also increased net income by $3.7 million for the three months ended September 30, 2003, $47.3 million for the three months ended June 30, 2003, and $51.0 million for the nine months ended September 30, 2003. During the third quarter, we completed the restructure of substantially all of our interest rate swap portfolio to regain use of the shortcut method of accounting and to reduce the potential volatility of future earnings.

Quarterly Financial Supplement—September 30, 2003

Managed basis reporting We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.

When reporting on a managed basis, net interest margin, provision for credit losses and fee income related to receivables securitized and sold are reclassified from securitization revenue in our owned statements of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.

Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information, which enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio, is important to understanding the quality of originations and the related credit risk inherent in our owned portfolio.

Equity Ratios Tangible shareholder’s(s’) equity to tangible managed assets (“TETMA”) and tangible common equity to tangible managed assets are non-GAAP financial ratios that are calculated for and used by certain rating agencies as a measure to evaluate capital adequacy. These ratios may differ from similarly named measures presented by other companies. The most directly comparable GAAP financial measure is common and preferred equity to owned assets.

We also monitor our equity ratios excluding the impact of purchase accounting adjustments. We do so because we believe that the purchase accounting adjustments represent non-cash transactions which do not affect our business operations, cash flows or ability to meet our debt obligations.

Our company obligated mandatorily redeemable preferred securities of subsidiary trusts are considered equity in the TETMA calculation because of their long-term subordinated nature and our ability to defer dividends. Our Adjustable Conversion-Rate Equity Security Units, which exclude purchase accounting adjustments, are also considered equity in the TETMA calculation because they include obligations to purchase HSBC ordinary shares in 2006.

See pages 19 to 26 for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.

HOUSEHOLD INTERNATIONAL, INC.

Quarterly Financial Supplement—September 30, 2003

Quarterly Highlights

	Three Months Ended			% Change from Prior
	9/30/03	6/30/03	9/30/02	Qtr.	Year
	($ millions)
Summary Owned Income Statement
Net interest margin and other revenues	$2,965.2	$2,835.6	$2,860.1	4.6%	3.7%
Provision for credit losses on owned receivables	1,001.3	1,039.3	973.0	(3.7)	2.9
Costs and expenses, excluding settlement charge and related expenses	1,252.7	1,247.4	1,059.9	.4	18.2
Settlement charge and related expenses	—	—	525.0	—	(100.0)

Income before income taxes	711.2	548.9	302.2	29.6	100+
Income taxes	239.7	184.9	81.0	29.6	100+

Net income	$471.5	$364.0	$221.2	29.5%	100+ %

Operating net income(1)	$471.5	$364.0	$554.4	29.5%	(15.0)%

Selected Financial Ratios
Owned Basis:
Return on average common shareholder’s(s’) equity	11.8%	9.3%	9.5%	26.9%	24.2%
Return on average owned assets	1.68	1.32	.88	27.3	90.9
Efficiency ratio	40.3	42.0	53.8	(4.0)	(25.1)
Net interest margin	8.41	8.51	7.46	(1.2)	12.7
Common and preferred equity to owned assets	14.66	14.54	9.53	.8	53.8

Managed Basis:(1)
Return on average managed assets	1.39%	1.08%	.72%	28.7%	93.1%
Efficiency ratio	35.2	34.3	45.6	2.6	(22.8)
Net interest margin	9.12	9.23	8.35	(1.2)	9.2
Tangible equity to tangible managed assets (“TETMA”)(2)	6.79	6.66	7.95	2.0	(14.6)
Tangible common equity to tangible managed assets(2)	4.71	4.51	6.16	4.4	(23.5)

Excluding Nonrecurring Items:(1)
Owned Basis:
Return on average common shareholder’s(s’) equity	11.8%	9.3%	24.7%	26.9%	(52.2)%
Return on average owned assets	1.68	1.32	2.22	27.3	(24.3)
Efficiency ratio, normalized	40.3	42.0	34.7	(4.0)	16.1
Managed Basis:
Return on average managed assets	1.39	1.08	1.81	28.7	(23.2)
Efficiency ratio, normalized	35.2	34.3	29.4	2.6	19.7

(1)	These non-GAAP financial measures are provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to pages one and two for a discussion of non-GAAP financial information and pages 19 to 20 for quantitative reconciliations to the equivalent GAAP basis financial measure.
(2)	Represents a non-GAAP financial ratio that is used by certain rating agencies as a measure of capital adequacy. The ratio may differ from similarly named measures presented by other companies. Common and preferred equity to total owned assets, the most directly comparable GAAP financial measure, is also presented in the table above. Excluding the impact of “push-down” accounting on our assets and common shareholder’s equity, TETMA would have been 8.80 percent at September 30, 2003 and 8.72 percent at June 30, 2003 and tangible common equity to tangible managed assets would have been 6.76 percent at September 30, 2003 and 6.61 percent at June 30, 2003. Refer to pages one and two for a discussion of non-GAAP financial information and page 26 for quantitative reconciliations to the equivalent GAAP basis financial measure.

Year-to-Date Highlights

	Nine Months Ended		% Change
	9/30/03 (1)	9/30/02
	($ millions)
Summary Owned Income Statement
Net interest margin and other revenues	$8,674.4	$8,255.6	5.1%
Provision for credit losses on owned receivables	3,050.2	2,746.9	11.0
Costs and expenses, excluding HSBC acquisition related costs and settlement charge and related expenses	3,723.7	3,178.9	17.1
HSBC acquisition related costs incurred by Household	198.2	—	100.0
Settlement charge and related expenses	—	525.0	(100.0)

Income before income taxes	1,702.3	1,804.8	(5.7)
Income taxes	611.4	585.2	4.5

Net income	$1,090.9	$1,219.6	(10.6)%

Operating net income(2)	$1,258.2	$1,552.8	(19.0)%

Selected Financial Ratios
Owned Basis:
Return on average common shareholder’s(s’) equity	10.4%	18.5%	(43.8)%
Return on average owned assets	1.35	1.72	(21.5)
Efficiency ratio	43.3	43.0	.7
Net interest margin	8.08	7.62	6.0

Managed Basis:(2)
Return on average managed assets	1.11%	1.40%	(20.7)%
Efficiency ratio	37.0	36.7	.8
Net interest margin	8.89	8.54	4.1

Excluding Nonrecurring Items:(2)
Owned Basis:
Return on average common shareholder’s(s’) equity	12.1%	23.7%	(48.9)%
Return on average owned assets	1.56	2.19	(28.8)
Efficiency ratio, normalized	41.0	36.4	12.6
Managed Basis:
Return on average managed assets	1.27	1.78	(28.7)
Efficiency ratio, normalized	35.0	31.1	12.5

(1)	To assist in the comparability of our financial results, this Quarterly Financial Supplement combines the “predecessor period” (January 1 to March 28, 2003) with the “successor period” (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003. Refer to page one for additional information regarding the “successor period” and “predecessor period”.
(2)	These non-GAAP financial measures are provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to pages one and two for a discussion of non-GAAP financial information and pages 19 and 21 for quantitative reconciliations to the equivalent GAAP basis financial measure.

Consolidated Statements of Income—Owned Basis

Three Months

	Three Months Ended			% Change from Prior
	9/30/03	6/30/03	9/30/02	Qtr.	Year
	($ millions)
Finance and other interest income	$2,575.5	$2,504.1	$2,710.9	2.9%	(5.0)%
Interest expense	556.5	558.8	999.0	(.4)	(44.3)

Net interest margin	2,019.0	1,945.3	1,711.9	3.8	17.9
Provision for credit losses on owned receivables	1,001.3	1,039.3	973.0	(3.7)	2.9

Net interest margin after provision for credit losses	1,017.7	906.0	738.9	12.3	37.7

Securitization revenue	381.9	282.6	556.3	35.1	(31.3)
Insurance revenue	192.7	183.3	180.8	5.1	6.6
Investment income	37.0	33.2	47.6	11.4	(22.3)
Fee income	299.5	259.7	261.7	15.3	14.4
Other income	35.1	131.5	101.8	(73.3)	(65.5)

Total other revenues	946.2	890.3	1,148.2	6.3	(17.6)

Salaries and fringe benefits	493.3	488.6	456.6	1.0	8.0
Sales incentives	76.6	83.2	60.6	(7.9)	26.4
Occupancy and equipment expense	95.0	100.0	94.1	(5.0)	1.0
Other marketing expenses	128.1	135.2	135.4	(5.3)	(5.4)
Other servicing and administrative expenses	282.3	263.7	199.3	7.1	41.6
Amortization of acquired intangibles	82.4	78.3	12.7	5.2	100+
Settlement charge and related expenses	—	—	525.0	—	(100.0)
Policyholders’ benefits	95.0	98.4	101.2	(3.5)	(6.1)

Total costs and expenses	1,252.7	1,247.4	1,584.9	.4	(21.0)

Income before income taxes	711.2	548.9	302.2	29.6	100+
Income taxes	239.7	184.9	81.0	29.6	100+

Net income	$471.5	$364.0	$221.2	29.5%	100+ %

Operating net income(1)	$471.5	$364.0	$554.4	29.5%	(15.0)%

(1)	This non-GAAP financial measure is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Refer to page one for a discussion of this non-GAAP financial measure and a quantitative reconciliation to the equivalent GAAP basis financial measure.

Consolidated Statements of Income—Owned Basis

Securitization Revenue (1)

	Three Months Ended
	9/30/03	6/30/03	9/30/02
	($ millions)
Net initial gains	$24.5	$32.3	$78.6
Net replenishment gains	138.3	134.5	132.2
Servicing revenue and excess spread	219.1	115.8	345.5

Total	$381.9	$282.6	$556.3

(1)	Our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income (loss), decreased $79.6 million in the quarter ended September 30, 2003, decreased $192.7 million in the quarter ended June 30, 2003, and increased $51.2 million in the quarter ended September 30, 2002.

Receivables Securitized

	Three Months Ended
	9/30/03	6/30/03	9/30/02
	($ millions)
Auto finance	—	$596.3	$986.0
MasterCard/Visa(1)	$350.0	—	160.0
Private label	—	250.0	390.0
Personal non-credit card	885.0	305.0	1,000.0

Total	$1,235.0	$1,151.3	$2,536.0

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

Consolidated Statements of Income—Owned Basis

Nine Months

	Nine Months Ended		% Change
	9/30/03(1)	9/30/02
	($ millions)
Finance and other interest income	$7,624.6	$7,856.5	(3.0)%
Interest expense	2,027.3	2,918.7	(30.5)

Net interest margin	5,597.3	4,937.8	13.4
Provision for credit losses on owned receivables	3,050.2	2,746.9	11.0

Net interest margin after provision for credit losses	2,547.1	2,190.9	16.3

Securitization revenue	1,105.6	1,598.0	(30.8)
Insurance revenue	553.3	528.4	4.7
Investment income	151.5	137.8	9.9
Fee income	856.3	668.5	28.1
Other income	410.4	385.1	6.6

Total other revenues	3,077.1	3,317.8	(7.3)

Salaries and fringe benefits	1,490.5	1,354.9	10.0
Sales incentives	198.9	182.3	9.1
Occupancy and equipment expense	296.2	279.6	5.9
Other marketing expenses	406.8	409.3	(.6)
Other servicing and administrative expenses	868.9	635.1	36.8
Amortization of acquired intangibles	175.0	45.1	100+
HSBC acquisition related costs incurred by Household	198.2	—	100.0
Settlement charge and related expenses	—	525.0	(100.0)
Policyholders’ benefits	287.4	272.6	5.4

Total costs and expenses	3,921.9	3,703.9	5.9

Income before income taxes	1,702.3	1,804.8	(5.7)
Income taxes	611.4	585.2	4.5

Net income	$1,090.9	$1,219.6	(10.6)%

Operating net income(2)	$1,258.2	$1,552.8	(19.0)%

(1)	To assist in the comparability of our financial results, this Quarterly Financial Supplement combines the “predecessor period” (January 1 to March 28, 2003) with the “successor period” (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003. Refer to page one for additional information regarding the “successor period” and “predecessor period”.
(2)	This non-GAAP financial measure is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Refer to page one for a discussion of this non-GAAP financial measure and a quantitative reconciliation to the equivalent GAAP basis financial measure.

Consolidated Statements of Income—Owned Basis

Securitization Revenue (1)

	Nine Months Ended
	9/30/03	9/30/02
	($ millions)
Net initial gains	$92.1	$226.8
Net replenishment gains	409.7	383.4
Servicing revenue and excess spread	603.8	987.8

Total	$1,105.6	$1,598.0

(1)	Our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income (loss), decreased $313.8 million in the nine months ended September 30, 2003 and increased $109.9 million in the nine months ended September 30, 2002.

Receivables Securitized

	Nine Months Ended
	9/30/03	9/30/02
	($ millions)
Auto finance	$1,007.1	$2,336.0
MasterCard/Visa	670.0	1,373.4
Private label	250.0	890.0
Personal non-credit card	1,700.0	2,352.7

Total	$3,627.1	$6,952.1

Credit Quality/Credit Loss Reserves—Owned Basis

Two-Months-and-Over Contractual Delinquency

As a percent of owned consumer receivables, excludes commercial.	9/30/03	6/30/03	9/30/02(1)
Real estate secured	4.20%	4.27%	3.22%
Auto finance	2.14	2.49	3.33
MasterCard/Visa	5.99	5.97	6.36
Private label	5.59	5.45	6.84
Personal non-credit card	9.96	9.39	8.38

Total	5.36%	5.38%	4.87%

(1)	As discussed in our quarterly report on Form 10-Q for the quarter ended March 31, 2003, owned two-months-and-over contractual delinquency in our personal non-credit card portfolio was overstated due to a calculation error. As a result, total two-months-and-over contractual delinquency was also overstated in the period. The correct percentages are included in the table above. The managed two-months-and-over contractual delinquency ratios reported were correct.

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average owned consumer receivables, annualized, excludes commercial.	9/30/03	6/30/03	9/30/02
Real estate secured	.91%	1.03%	1.03%
Auto finance	4.62	5.30	5.50
MasterCard/Visa	8.61	10.43	9.21
Private label	5.35	6.41	6.65
Personal non-credit card	10.55	9.87	8.96

Total	3.98%	4.34%	3.98%

Real estate charge-offs and REO expense as a percent of average owned real estate secured receivables	1.35%	1.46%	1.38%

Credit Loss Reserves

	9/30/03	6/30/03	9/30/02
	($ millions)
Reserves for owned receivables at beginning of quarter	$3,658.6	$3,483.1	$2,983.3
Provision for credit losses	1,001.3	1,039.3	973.0
Charge-offs, net of recoveries	(898.8)	(931.2)	(836.3)
Other, net	18.1	67.4	7.3

Reserves for owned receivables at end of quarter	$3,779.2	$3,658.6	$3,127.3

Reserves as a percent of owned receivables	4.06%	4.14%	3.72%

Credit Quality/Credit Loss Reserves—Owned Basis

Nonperforming Assets

	9/30/03	6/30/03	9/30/02(1)
	($ millions)
Nonaccrual owned receivables	$3,197.1	$3,021.2	$2,484.5
Accruing owned receivables 90 or more days delinquent	883.1	843.8	824.2
Renegotiated commercial loans	1.5	1.5	1.3

Total nonperforming owned receivables	4,081.7	3,866.5	3,310.0
Real estate owned	543.0	486.3	451.1

Total nonperforming assets	$4,624.7	$4,352.8	$3,761.1

Owned credit loss reserves as a percent of nonperforming owned receivables	92.6%	94.6%	94.5%

(1)	As discussed in our quarterly report on Form 10-Q for the quarter ended March 31, 2003, nonaccrual owned receivables in our personal non-credit card portfolio were overstated due to a calculation error. As a result, total nonperforming owned receivables and total nonperforming assets were also overstated and credit loss reserves as a percent of nonperforming owned receivables was understated in the period. The correct amounts and percentages are included in the table above. The managed nonperforming asset statistics reported were correct.

Balance Sheet Data

	9/30/03	6/30/03	9/30/02
	($ millions)
Owned assets	$114,519.3	$111,579.4	$101,078.3
Owned receivables	93,027.9	88,307.0	84,164.2
Investment securities (1)	6,947.5	6,624.2	10,263.2
Managed assets (2)	138,628.2	135,847.6	124,485.7
Managed receivables (2)	117,136.8	112,575.2	107,571.6
Debt (3)	92,797.4	88,347.6	86,420.6
Preferred stock	1,100.0	1,100.0	1,193.2
Common shareholder’s(s’) equity	15,692.0	15,119.2	8,437.5

(1)	Includes amounts held in our credit card bank and other liquidity-related portfolios as well as in our insurance business.
(2)	These non-GAAP financial measures are provided for comparison of our trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page two for a discussion of managed basis reporting and pages 12 to 13 and 26 for quantitative reconciliations to the equivalent GAAP basis financial measure.
(3)	Includes company obligated mandatorily redeemable preferred securities of subsidiary trusts of $1,020.6 million at September 30, 2003, $1,021.5 million at June 30, 2003, and $975.0 million at September 30, 2002.

Receivables Analysis

End-of-Period Receivables

	9/30/03	6/30/03	9/30/02	% Change from Prior
				Qtr.	Year
	($ millions)
Owned receivables:
Real estate secured	$52,768.9	$49,756.2	$48,535.4	6.1%	8.7%
Auto finance	3,701.1	2,576.3	2,316.1	43.7	59.8
MasterCard/Visa	9,892.1	9,368.6	7,642.7	5.6	29.4
Private label	12,406.6	12,060.1	10,594.3	2.9	17.1
Personal non-credit card	13,850.3	14,115.2	14,602.1	(1.9)	(5.1)
Commercial and other	408.9	430.6	473.6	(5.0)	(13.7)

Total owned receivables	93,027.9	88,307.0	84,164.2	5.3	10.5

Purchase accounting fair value adjustments	475.7	537.0	—	(11.4)	100.0
Accrued finance charges	1,557.6	1,538.6	1,540.7	1.2	1.1
Credit loss reserve for owned receivables	(3,779.2)	(3,658.6)	(3,127.3)	3.3	20.8
Unearned credit insurance premiums and claims reserves	(674.5)	(720.3)	(833.1)	(6.4)	(19.0)
Interest-only strip receivables(1)	967.0	1,026.3	1,104.9	(5.8)	(12.5)
Amounts due and deferred from receivables sales	178.6	218.9	307.7	(18.4)	(42.0)

Total owned receivables, net	91,753.1	87,248.9	83,157.1	5.2	10.3

Receivables serviced with limited recourse:
Real estate secured	214.0	237.0	507.8	(9.7)	(57.9)
Auto finance	4,699.6	5,285.3	5,024.7	(11.1)	(6.5)
MasterCard/Visa	9,927.1	9,604.8	9,873.5	3.4	.5
Private label	4,261.4	4,261.3	3,040.0	—	40.2
Personal non-credit card	5,006.8	4,879.8	4,961.4	2.6	.9

Total receivables serviced with limited recourse	24,108.9	24,268.2	23,407.4	(.7)	3.0

Total managed receivables, net(2)	$115,862.0	$111,517.1	$106,564.5	3.9%	8.7%

(1)	Our estimate of the recourse obligation, which is netted in our interest-only strip receivables, totaled $1,954.0 million at September 30, 2003, $1,980.3 million at June 30, 2003, and $1,561.5 million at September 30, 2002.
(2)	This non-GAAP financial measure is provided for comparison of our trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page two for a discussion of managed basis reporting.

Receivables Analysis

End-of-Period Managed Receivables (1)

	9/30/03	6/30/03	9/30/02	% Change from Prior
				Qtr.	Year
	($ millions)
Real estate secured	$52,982.9	$49,993.2	$49,043.2	6.0%	8.0%
Auto finance	8,400.7	7,861.6	7,340.8	6.9	14.4
MasterCard/Visa	19,819.2	18,973.4	17,516.2	4.5	13.1
Private label	16,668.0	16,321.4	13,634.3	2.1	22.3
Personal non-credit card(2)	18,857.1	18,995.0	19,563.5	(.7)	(3.6)
Commercial and other	408.9	430.6	473.6	(5.0)	(13.7)

Managed portfolio	$117,136.8	$112,575.2	$107,571.6	4.1%	8.9%

Percent of managed portfolio	9/30/03	6/30/03	9/30/02
Real estate secured	45.2%	44.4%	45.6%
Auto finance	7.2	7.0	6.8
MasterCard/Visa	16.9	16.8	16.3
Private label	14.2	14.5	12.7
Personal non-credit card	16.1	16.9	18.2
Commercial and other	.4	.4	.4

Managed portfolio	100.0%	100.0%	100.0%

(1)	This non-GAAP financial measure is provided for comparison of our trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page two for a discussion of managed basis reporting.
(2)	Personal non-credit card receivables are comprised of the following:

	9/30/03	6/30/03	9/30/02
	($ millions)
Domestic personal unsecured	$10,046.0	$10,076.3	$10,129.7
Union Plus personal unsecured	755.4	862.0	1,195.7
Personal homeowner loans	4,692.0	4,742.0	5,256.3
Foreign unsecured	3,363.7	3,314.7	2,981.8

Total	$18,857.1	$18,995.0	$19,563.5

Supplemental Managed Basis Information

Revenues, Average Interest-Earning Assets and Net Interest Margin

Securitizations and sales of consumer receivables are a source of liquidity for us. We continue to service the securitized receivables after such receivables are sold and we retain a limited recourse obligation. Securitizations impact the classification of revenues. When reporting on a managed basis, net interest margin, provision for credit losses, and fee income related to receivables securitized and sold are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Three Months

	Three Months Ended						% Change from Prior
	9/30/03	(1)	6/30/03	(1)	9/30/02	(1)	Qtr.	Year
	($ millions)
Finance and other interest income	$3,418.9	11.43%	$3,368.1	11.67%	$3,553.6	12.42%	1.5%	(3.8)%
Interest expense	690.2	2.31	704.5	2.44	1,165.4	4.07	(2.0)	(40.8)

Net interest margin	2,728.7	9.12%	2,663.6	9.23%	2,388.2	8.35%	2.4	14.3
Provision for credit losses	1,420.6		1,656.3		1,471.3		(14.2)	(3.4)

Net interest margin after provision for credit losses	$1,308.1		$1,007.3		$916.9		29.9%	42.7%

Insurance revenue	$192.7		$183.3		$180.8		5.1%	6.6%
Investment income	37.0		33.2		47.6		11.4	(22.3)
Fee income	491.3		427.0		426.7		15.1	15.1
Securitization revenue	(100.3)		14.0		213.3		(100+ )	(100+ )
Other income	35.1		131.5		101.8		(73.3)	(65.5)

Total other revenues	$655.8		$789.0		$970.2		(16.9)%	(32.4)%

Average managed receivables:
Real estate secured	$51,274.3		$48,619.4		$49,286.4		5.5%	4.0%
Auto finance	8,081.7		7,601.5		7,134.8		6.3	13.3
MasterCard/Visa	19,299.8		18,788.8		17,282.4		2.7	11.7
Private label	16,348.1		15,816.7		13,517.2		3.4	20.9
Personal non-credit card	18,849.5		19,049.7		19,357.7		(1.1)	(2.6)
Commercial and other	417.7		442.8		476.4		(5.7)	(12.3)
Purchase accounting fair value adjustments	505.3		580.7		—		(13.0)	100.0

Total	114,776.4		110,899.6		107,054.9		3.5	7.2
Average noninsurance investments	4,308.9		3,949.5		6,828.6		9.1	(36.9)
Other interest-earning assets	632.9		626.2		565.3		1.1	12.0

Average managed interest-earning assets	$119,718.2		$115,475.3		$114,448.8		3.7%	4.6%

(1)	% Columns: comparison to average managed interest-earning assets, annualized.

Supplemental Managed Basis Information

Revenues, Average Interest-Earning Assets and Net Interest Margin

Nine Months

	Nine Months Ended				% Change
	9/30/03 (2)	(1)	9/30/02	(1)
	($ millions)
Finance and other interest income	$10,210.0	11.71%	$10,349.0	12.77%	(1.3)%
Interest expense	2,459.0	2.82	3,426.9	4.23	(28.2)

Net interest margin	7,751.0	8.89%	6,922.1	8.54%	12.0
Provision for credit losses	4,493.8		4,112.0		9.3

Net interest margin after provision for credit losses	$3,257.2		$2,810.1		15.9%

Insurance revenue	$553.3		$528.4		4.7%
Investment income	151.5		137.8		9.9
Fee income	1,370.0		1,154.0		18.7
Securitization revenue	(118.2)		493.3		(100+ )
Other income	410.4		385.1		6.6

Total other revenues	$2,367.0		$2,698.6		(12.3)%

Average managed receivables:
Real estate secured	$48,883.4		$47,549.7		2.8%
Auto finance	7,682.0		6,783.4		13.2
MasterCard/Visa	18,921.7		16,967.9		11.5
Private label	15,667.9		13,508.1		16.0
Personal non-credit card	19,099.1		18,593.7		2.7
Commercial and other	439.6		488.1		(9.9)
Purchase accounting fair value adjustments	381.1		—		100.0

Total	111,074.8		103,890.9		6.9
Average noninsurance investments	4,603.4		3,652.5		26.0
Other interest-earning assets	626.3		554.0		13.1

Average managed interest-earning assets	$116,304.5		$108,097.4		7.6%

(1)	% Columns: comparison to average managed interest-earning assets, annualized.
(2)	To assist in the comparability of our financial results, the Quarterly Financial Supplement combines the “predecessor period” (January 1 to March 28, 2003) with the “successor period” (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003. Refer to page one for additional information regarding the “successor period” and “predecessor period”.

Supplemental Managed Basis Information

Credit Quality/Credit Loss Reserves—Managed Basis

Two-Months-and-Over Contractual Delinquency
	9/30/03	6/30/03	9/30/02
As a percent of managed consumer receivables, excludes commercial.
Real estate secured	4.23%	4.31%	3.26%
Auto finance	3.82	3.08	3.18
MasterCard/Visa	4.29	4.19	4.14
Private label	5.24	5.16	6.31
Personal non-credit card	10.42	10.04	8.89

Total	5.36%	5.30%	4.82%

Quarter-to-Date Charge-offs, Net of Recoveries

	9/30/03	6/30/03	9/30/02
As a percent of average managed consumer receivables, annualized, excludes commercial.
Real estate secured	.91%	1.03%	1.03%
Auto finance	7.08	6.69	5.97
MasterCard/Visa	7.12	7.90	6.81
Private label	5.46	6.26	6.12
Personal non-credit card	10.72	9.92	8.99

Total	4.68%	4.89%	4.39%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.36%	1.46%	1.37%

Credit Loss Reserves
	9/30/03	6/30/03	9/30/02
	($ millions)
Reserves for managed receivables at beginning of quarter	$5,638.9	$5,259.3	$4,368.9
Provision for credit losses	1,420.6	1,656.3	1,471.3
Charge-offs, net of recoveries	(1,334.3)	(1,343.5)	(1,170.9)
Other, net	8.0	66.8	19.5

Reserves for managed receivables at end of quarter	$5,733.2	$5,638.9	$4,688.8

Reserves as a percent of managed receivables	4.89%	5.01%	4.36%

Nonperforming Assets
	9/30/03	6/30/03	9/30/02
	($ millions)
Nonaccrual managed receivables	$3,943.8	$3,703.2	$3,054.7
Accruing managed receivables 90 or more days delinquent	1,187.8	1,140.1	1,091.5
Renegotiated commercial loans	1.5	1.5	1.3

Total nonperforming managed receivables	5,133.1	4,844.8	4,147.5
Real estate owned	543.0	486.3	451.1

Total nonperforming assets	$5,676.1	$5,331.1	$4,598.6

Managed credit loss reserves as a percent of nonperforming managed receivables	111.7%	116.4%	113.1%

Supplemental Managed Basis Information

Restructuring Statistics

Our policies and practices for the collection of consumer receivables, including our restructuring policies and practices, permit us to reset the contractual delinquency status of an account to current, based on indicia or criteria which, in our judgment, evidence continued payment probability. Such restructuring policies and practices vary by product and are designed to manage customer relationships, maximize collections and avoid foreclosure or repossession if reasonably possible.

We monitor restructuring statistics on a managed basis only because the receivables that we securitize are subject to underwriting standards comparable to our owned portfolio, are serviced and collected without regard to ownership and result in a similar credit loss exposure for us.

As discussed in our Form 10-Q for the quarter ended June 30, 2003, we implemented certain changes to our restructuring policies. These changes are intended to eliminate and/or streamline exception provisions to our existing policies and generally are effective for receivables originated or acquired after January 1, 2003. Receivables originated or acquired prior to January 1, 2003 generally are subject to the restructure and account management policies described in our 2002 Form 10-K. However, for ease of administration, in the third quarter our mortgage services business elected to adopt uniform policies for all products regardless of the date an account was originated or acquired. Implementation of the uniform policy has the effect of only counting restructures occurring on or after January 1, 2003 in assessing restructure eligibility for purposes of the limitation that no account may be restructured more than four times in a rolling 60 month period. However, mortgage services will continue to have the ability to report historical restructure statistics as set forth in the table below. Other business units may also elect to adopt uniform policies. Though we anticipate that these changes may result in some short term increase in delinquency which may lead to higher charge-offs, we do not expect the changes to have a significant impact on our business model or on our results of operations as currently most of these changes are generally expected to be phased in as new receivables are originated or acquired.

The tables below summarize approximate restructuring statistics in our managed basis domestic portfolio. Our restructure statistics are compiled using certain assumptions and estimates and we continue to enhance our ability to capture restructure data across all business units. When comparing restructuring statistics from different periods the fact that our restructure policies and practices will change over time, that exceptions are made to those policies and practices, and that our data capture methodologies will be enhanced over time, should be taken into account. Further, to the best of our knowledge, most of our competitors do not disclose account restructuring, reaging, loan rewriting, forbearance, modification, deferment or extended payment information comparable to the information we have disclosed, and the lack of such disclosure by other lenders may limit the ability to draw meaningful conclusions about us and our business based solely on data or information regarding account restructuring statistics or policies.

Supplemental Managed Basis Information

Restructuring Statistics

Total Restructured by Restructure Period—Domestic Portfolio (1)

(Managed Basis)
	9/30/03	6/30/03	9/30/02
Never restructured	84.2%	83.7%	83.9%
Restructured:
Restructured in the last 6 months	7.3	7.2	6.6
Restructured in the last 7-12 months	3.5	3.8	4.9
Previously restructured beyond 12 months	5.0	5.3	4.6

Total ever restructured (2)	15.8	16.3	16.1

Total	100.0%	100.0%	100.0%

Total Restructured by Product—Domestic Portfolio (1)

(Managed Basis)
	9/30/03		6/30/03		9/30/02
	($ millions)
Real estate secured	$9,531.5	18.7%	$9,225.0	19.2%	$8,778.2	18.5%
Auto finance	1,268.5	15.1	1,360.1	17.3	1,189.2	16.2
MasterCard/Visa	578.1	3.3	579.6	3.5	535.4	3.4
Private label	1,090.7	7.7	1,146.3	8.3	1,237.5	10.4
Personal non-credit card	4,136.4	26.7	4,202.3	26.8	4,195.2	25.3

Total (2)	$16,605.2	15.8%	$16,513.3	16.3%	$15,935.5	16.1%

(1)	Excludes foreign businesses, commercial and other. Amounts include accounts as to which the delinquency status has been reset to current for reasons other than restructuring (e.g. correcting the misapplication of a timely payment).
(2)	Total including foreign businesses was 14.9% at 9/30/03, 15.3% at 6/30/03, and 15.3% at 9/30/02.

The amount of managed receivables in forbearance, modification, Credit Card Services approved external debt management plans, rewrites or other account management techniques for which we have reset delinquency and that is not included in the restructured or delinquency statistics was approximately $1.1 billion or 0.9 percent of managed receivables at September 30, 2003, $1.1 billion or 1.0 percent of managed receivables at June 30, 2003 and approximately $.8 billion or 0.8 percent of managed receivables at September 30, 2002.

Reconciliation to GAAP Basis Results

Selected Financial Ratios

	Three Months Ended			Nine Months Ended
	9/30/03	6/30/03	9/30/02	9/30/03	9/30/02
	($ millions)
Return on Average Common Shareholder’s(s’) Equity:
Net income	$471.5	$364.0	$221.2	$1,090.9	$1,219.6
Dividends on preferred stock	(17.8)	(18.5)	(16.6)	(58.5)	(40.6)

Net income available to common shareholders	$453.7	$345.5	$204.6	$1,032.4	$1,179.0
HSBC acquisition related costs	—	—	—	167.3	—
Settlement charge and related expenses	—	—	333.2	—	333.2

Operating net income available to common shareholders	$453.7	$345.5	$537.8	$1,199.7	$1,512.2

Average common shareholder’s(s’) equity	$15,433.9	$14,830.9	$8,657.4	$13,265.7	$8,482.7

Return on average common shareholder’s(s’) equity	11.8%	9.3%	9.5%	10.4%	18.5%
Return on average common shareholder’s(s’) equity, operating basis	11.8	9.3	24.7	12.1	23.7

Return on Average Assets:
Net income	$471.5	$364.0	$221.2	$1,090.9	$1,219.6
Operating net income	471.5	364.0	554.4	1,258.2	1,552.8

Average assets:
Owned basis	$112,095.2	$110,363.7	$100,064.4	$107,632.3	$94,496.2
Serviced with limited recourse	23,719.3	24,079.8	22,598.0	23,984.7	21,750.2

Managed basis	$135,814.5	$134,443.5	$122,662.4	$131,617.0	$116,246.4

Return on average owned assets	1.68%	1.32%	.88%	1.35%	1.72%
Return on average owned assets, operating basis	1.68	1.32	2.22	1.56	2.19
Return on average managed assets	1.39	1.08	.72	1.11	1.40
Return on average managed assets, operating basis	1.39	1.08	1.81	1.27	1.78

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,157.7	$1,149.0	$1,483.7	$3,634.5	$3,431.3
HSBC acquisition related costs	—	—	—	(198.2)	—
Settlement charge and related expenses	—	—	(525.0)	—	(525.0)

Total costs and expenses less policyholders’ benefits, excluding nonrecurring items	$1,157.7	$1,149.0	$958.7	$3,436.3	$2,906.3

Net interest margin and other revenues less policyholders’ benefits:
Owned basis	$2,870.2	$2,737.2	$2,758.9	$8,387.0	$7,983.0
Serviced with limited recourse	419.3	617.0	498.3	1,443.6	1,365.1

Managed basis	$3,289.5	$3,354.2	$3,257.2	$9,830.6	$9,348.1

Owned basis efficiency ratio	40.3%	42.0%	53.8%	43.3%	43.0%
Owned basis efficiency ratio, normalized	40.3	42.0	34.7	41.0	36.4
Managed basis efficiency ratio	35.2	34.3	45.6	37.0	36.7
Managed basis efficiency ratio, normalized	35.2	34.3	29.4	35.0	31.1

Reconciliation to GAAP Basis Results

Revenues, Average Interest-Earning Assets and Net Interest Margin

	Three Months Ended 9/30/03			Three Months Ended 6/30/03			Three Months Ended 9/30/02
	Owned	Serviced with Limited Recourse	Managed	Owned	Serviced with Limited Recourse	Managed	Owned	Serviced with Limited Recourse	Managed
	($ millions)
Finance and other interest income	$2,575.5	$843.4	$3,418.9	$2,504.1	$864.0	$3,368.1	$2,710.9	$842.7	$3,553.6
Interest expense	556.5	133.7	690.2	558.8	145.7	704.5	999.0	166.4	1,165.4

Net interest margin	2,019.0	709.7	2,728.7	1,945.3	718.3	2,663.6	1,711.9	676.3	2,388.2
Provision for credit losses	1,001.3	419.3	1,420.6	1,039.3	617.0	1,656.3	973.0	498.3	1,471.3

Net interest margin after provision for credit losses	$1,017.7	$290.4	$1,308.1	$906.0	$101.3	$1,007.3	$738.9	$178.0	$916.9

Securitization revenue	$381.9	$(482.2)	$(100.3)	$282.6	$(268.6)	$14.0	$556.3	$(342.9)	$213.4
Insurance revenue	192.7	—	192.7	183.3	—	183.3	180.8	—	180.8
Investment income	37.0	—	37.0	33.2	—	33.2	47.6	—	47.6
Fee income	299.5	191.8	491.3	259.7	167.3	427.0	261.7	164.9	426.6
Other income	35.1	—	35.1	131.5	—	131.5	101.8	—	101.8

Total other revenues	$946.2	$(290.4)	$655.8	$890.3	$(101.3)	$789.0	$1,148.2	$(178.0)	$970.2

Average receivables	$91,057.1	$23,719.3	$114,776.4	$86,819.8	$24,079.8	$110,899.6	$84,456.9	$22,598.0	$107,054.9
Average noninsurance investments	4,308.9	—	4,308.9	3,949.5	—	3,949.5	6,828.6	—	6,828.6
Other interest-earning assets	632.9	—	632.9	626.2	—	626.2	565.3	—	565.3

Average interest-earning assets	$95,998.9	$23,719.3	$119,718.2	$91,395.5	$24,079.8	$115,475.3	$91,850.8	$22,598.0	$114,448.8

Net interest margin as a percentage of average interest-earning assets	8.41%	11.97%	9.12%	8.51%	11.93%	9.23%	7.46%	11.97%	8.35%

Reconciliation to GAAP Basis Results

Revenues, Average Interest-Earning Assets and Net Interest Margin

	Nine Months Ended 9/30/03			Nine Months Ended 9/30/02
	Owned	Serviced with Limited Recourse	Managed	Owned	Serviced with Limited Recourse	Managed
	($ millions)
Finance and other interest income	$7,624.6	$2,585.4	$10,210.0	$7,856.5	$2,492.5	$10,349.0
Interest expense	2,027.3	431.7	2,459.0	2,918.7	508.2	3,426.9

Net interest margin	5,597.3	2,153.7	7,751.0	4,937.8	1,984.3	6,922.1
Provision for credit losses	3,050.2	1,443.6	4,493.8	2,746.9	1,365.1	4,112.0

Net interest margin after provision for credit losses	$2,547.1	$710.1	$3,257.2	$2,190.9	$619.2	$2,810.1

Securitization revenue	$1,105.6	$(1,223.8)	$(118.2)	$1,598.0	$(1,104.6)	$493.4
Insurance revenue	553.3	—	553.3	528.4	—	528.4
Investment income	151.5	—	151.5	137.8	—	137.8
Fee income	856.3	513.7	1,370.0	668.5	485.4	1,153.9
Other income	410.4	—	410.4	385.1	—	385.1

Total other revenues	$3,077.1	$(710.1)	$2,367.0	$3,317.8	$(619.2)	$2,698.6

Average receivables	$87,090.1	$23,984.7	$111,074.8	$82,140.7	$21,750.2	$103,890.9
Average noninsurance investments	4,603.4	—	4,603.4	3,652.5	—	3,652.5
Other interest-earning assets	626.3	—	626.3	554.0	—	554.0

Average interest-earning assets	$92,319.8	$23,984.7	$116,304.5	$86,347.2	$21,750.2	$108,097.4

Net interest margin as a percentage of average interest-earning assets	8.08%	11.97%	8.89%	7.62%	12.16%	8.54%

Reconciliation to GAAP Basis Results

Credit Quality/Credit Loss Reserves

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
	Two-months- and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-months- and-Over Contractual Delinquency	Net Charge- offs	Average Consumer Receivables	Net Charge-offs
	($ millions)
September 30, 2003
Owned:
First mortgage	$4.3	$36.9	11.65%	$.1	$37.9	1.06%
Real estate secured	2,216.7	52,768.9	4.20	116.0	51,047.2	.91
Auto finance	79.3	3,701.1	2.14	36.0	3,113.0	4.62
MasterCard/Visa	592.9	9,892.1	5.99	208.7	9,697.3	8.61
Private label	693.2	12,406.6	5.59	161.8	12,106.7	5.35
Personal non-credit card	1,379.1	13,850.3	9.96	373.9	14,169.9	10.55

Total	$4,965.5	$92,655.9	5.36%	$896.5	$90,172.0	3.98%

Serviced with Limited Recourse:
Real estate secured	$25.0	$214.0	11.68%	$1.1	$227.1	1.94%
Auto finance	241.8	4,699.6	5.15	107.0	4,968.7	8.61
MasterCard/Visa	256.7	9,927.1	2.59	134.7	9,602.5	5.61
Private label	179.4	4,261.4	4.21	61.4	4,241.4	5.79
Personal non-credit card	586.1	5,006.8	11.71	131.3	4,679.6	11.22

Total	$1,289.0	$24,108.9	5.35%	$435.5	$23,719.3	7.34%

Managed:
First mortgage	$4.3	$36.9	11.65%	$.1	$37.9	1.06%
Real estate secured	2,241.7	52,982.9	4.23	117.1	51,274.3	.91
Auto finance	321.1	8,400.7	3.82	143.0	8,081.7	7.08
MasterCard/Visa	849.6	19,819.2	4.29	343.4	19,299.8	7.12
Private label	872.6	16,668.0	5.24	223.2	16,348.1	5.46
Personal non-credit card	1,965.2	18,857.1	10.42	505.2	18,849.5	10.72

Total	$6,254.5	$116,764.8	5.36%	$1,332.0	$113,891.3	4.68%

June 30, 2003
Owned:
First mortgage	$3.7	$38.9	9.51%	—	$40.2	—
Real estate secured	2,125.0	49,756.2	4.27	$124.1	48,333.2	1.03%
Auto finance	64.1	2,576.3	2.49	32.3	2,436.5	5.30
MasterCard/Visa	559.5	9,368.6	5.97	237.5	9,109.6	10.43
Private label	656.9	12,060.1	5.45	189.8	11,836.0	6.41
Personal non-credit card	1,324.8	14,115.2	9.39	347.5	14,081.0	9.87

Total	$4,734.0	$87,915.3	5.38%	$931.2	$85,836.5	4.34%

Serviced with Limited Recourse:
Real estate secured	$28.9	$237.0	12.19%	$1.0	$286.2	1.40%
Auto finance	178.4	5,285.3	3.38	94.9	5,165.0	7.35
MasterCard/Visa	235.2	9,604.8	2.45	133.5	9,679.2	5.52
Private label	185.4	4,261.3	4.35	57.9	3,980.7	5.82
Personal non-credit card	583.0	4,879.8	11.95	125.0	4,968.7	10.06

Total	$1,210.9	$24,268.2	4.99%	$412.3	$24,079.8	6.85%

Managed:
First mortgage	$3.7	$38.9	9.51%	—	$40.2	—
Real estate secured	2,153.9	49,993.2	4.31	$125.1	48,619.4	1.03%
Auto finance	242.5	7,861.6	3.08	127.2	7,601.5	6.69
MasterCard/Visa	794.7	18,973.4	4.19	371.0	18,788.8	7.90
Private label	842.3	16,321.4	5.16	247.7	15,816.7	6.26
Personal non-credit card	1,907.8	18,995.0	10.04	472.5	19,049.7	9.92

Total	$5,944.9	$112,183.5	5.30%	$1,343.5	$109,916.3	4.89%

Reconciliation to GAAP Basis Results

Credit Quality/Credit Loss Reserves

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
	Two-months- and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-months- and-Over Contractual Delinquency	Net Charge- offs	Average Consumer Receivables	Net Charge-offs
	($ millions)
September 30, 2002
Owned:
First mortgage	$4.7	$49.7	9.46%	$1.6	$51.1	12.52%
Real estate secured	1,564.3	48,535.4	3.22	125.4	48,748.8	1.03
Auto finance	77.1	2,316.1	3.33	36.3	2,640.9	5.50
MasterCard/Visa	486.2	7,642.7	6.36	170.7	7,416.3	9.21
Private label	724.2	10,594.3	6.84	175.7	10,570.9	6.65
Personal non-credit card	1,223.9	14,602.1	8.38	327.0	14,603.6	8.96

Total	$4,080.4	$83,740.3	4.87%	$836.7	$84,031.6	3.98%

Serviced with Limited Recourse:
Real estate secured	$33.9	$507.8	6.68%	$1.7	$537.6	1.26%
Auto finance	156.2	5,024.7	3.11	70.2	4,493.9	6.25
MasterCard/Visa	238.5	9,873.5	2.42	123.6	9,866.1	5.01
Private label	135.5	3,040.0	4.46	31.2	2,946.3	4.24
Personal non-credit card	515.1	4,961.4	10.38	107.9	4,754.1	9.08

Total	$1,079.2	$23,407.4	4.61%	$334.6	$22,598.0	5.92%

Managed:
First mortgage	$4.7	$49.7	9.46%	$1.6	$51.1	12.52%
Real estate secured	1,598.2	49,043.2	3.26	127.1	49,286.4	1.03
Auto finance	233.3	7,340.8	3.18	106.5	7,134.8	5.97
MasterCard/Visa	724.7	17,516.2	4.14	294.3	17,282.4	6.81
Private label	859.7	13,634.3	6.31	206.9	13,517.2	6.12
Personal non-credit card	1,739.0	19,563.5	8.89	434.9	19,357.7	8.99

Total	$5,159.6	$107,147.7	4.82%	$1,171.3	$106,629.6	4.39%

Reconciliation to GAAP Basis Results

Credit Quality/Credit Loss Reserves

	Owned	Serviced with Limited Recourse	Managed
	($ millions)
Real Estate Charge-offs and REO Expense:
Three months ended September 30, 2003
Real estate charge-offs and REO expense	$172.8	$1.1	$173.9
Average real estate secured receivables	51,047.2	227.1	51,274.3

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.35%	1.94%	1.36%

Three months ended June 30, 2003
Real estate charge-offs and REO expense	$176.3	$1.0	$177.3
Average real estate secured receivables	48,333.2	286.2	48,619.4

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.46%	1.40%	1.46%

Three months ended September 30, 2002
Real estate charge-offs and REO expense	$167.7	$1.7	$169.4
Average real estate secured receivables	48,748.8	537.6	49,286.4

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.38%	1.26%	1.37%

Credit Loss Reserves:
Three months ended September 30, 2003
Reserves for receivables at beginning of quarter	$3,658.6	$1,980.3	$5,638.9
Provision for credit losses	1,001.3	419.3	1,420.6
Charge-offs, net of recoveries	(898.8)	(435.5)	(1,334.3)
Other, net	18.1	(10.1)	8.0

Reserves for receivables at end of quarter	$3,779.2	$1,954.0	$5,733.2

Receivables	$93,027.9	$24,108.9	$117,136.8
Credit loss reserves as a percent of receivables	4.06%	8.10%	4.89%

Three months ended June 30, 2003
Reserves for receivables at beginning of quarter	$3,483.1	$1,776.2	$5,259.3
Provision for credit losses	1,039.3	617.0	1,656.3
Charge-offs, net of recoveries	(931.2)	(412.3)	(1,343.5)
Other, net	67.4	(.6)	66.8

Reserves for receivables at end of quarter	$3,658.6	$1,980.3	$5,638.9

Receivables	$88,307.0	$24,268.2	$112,575.2
Credit loss reserves as a percent of receivables	4.14%	8.16%	5.01%

Three months ended September 30, 2002
Reserves for receivables at beginning of quarter	$2,983.3	$1,385.6	$4,368.9
Provision for credit losses	973.0	498.3	1,471.3
Charge-offs, net of recoveries	(836.3)	(334.6)	(1,170.9)
Other, net	7.3	12.2	19.5

Reserves for receivables at end of quarter	$3,127.3	$1,561.5	$4,688.8

Receivables	$84,164.2	$23,407.4	$107,571.6
Credit loss reserves as a percent of receivables	3.72%	6.67%	4.36%

Reconciliation to GAAP Basis Results

Credit Quality/Credit Loss Reserves

	Owned	Serviced with Limited Recourse	Managed
	($ millions)
Nonperforming Assets:
September 30, 2003
Nonaccrual receivables	$3,197.1	$746.7	$3,943.8
Accruing receivables 90 or more days delinquent	883.1	304.7	1,187.8
Renegotiated commercial loans	1.5	—	1.5

Total nonperforming receivables	4,081.7	1,051.4	5,133.1
Real estate owned	543.0	—	543.0

Total nonperforming assets	$4,624.7	$1,051.4	$5,676.1

Credit loss reserves as a percent of nonperforming receivables	92.6%	—	111.7%

June 30, 2003
Nonaccrual receivables	$3,021.2	$682.0	$3,703.2
Accruing receivables 90 or more days delinquent	843.8	296.3	1,140.1
Renegotiated commercial loans	1.5	—	1.5

Total nonperforming receivables	3,866.5	978.3	4,844.8
Real estate owned	486.3	—	486.3

Total nonperforming assets	$4,352.8	$978.3	$5,331.1

Credit loss reserves as a percent
of nonperforming receivables	94.6%	—	116.4%

September 30, 2002
Nonaccrual receivables	$2,484.5	$570.2	$3,054.7
Accruing receivables 90 or more days delinquent	824.2	267.3	1,091.5
Renegotiated commercial loans	1.3	—	1.3

Total nonperforming receivables	3,310.0	837.5	4,147.5
Real estate owned	451.1	—	451.1

Total nonperforming assets	$3,761.1	$837.5	$4,598.6

Credit loss reserves as a percent of nonperforming receivables	94.5%	—	113.1%

Reconciliation to GAAP Basis Results

Equity Ratios

	9/30/03	6/30/03	9/30/02
	($ millions)
Tangible common equity:
Common shareholder’s(s’) equity	$15,692.0	$15,119.2	$8,437.5
Exclude:
Unrealized (gains) losses on cash flow hedging instruments	(46.3)	85.1	863.6
Minimum pension liability	—	—	25.6
Unrealized gains on investments and interest-only strip receivables	(113.4)	(126.5)	(305.6)
Acquired intangibles	(2,917.9)	(3,000.3)	(405.3)
Goodwill	(6,629.5)	(6,542.1)	(1,122.1)

Tangible common equity	5,984.9	5,535.4	7,493.7
Purchase accounting adjustments	2,563.5	2,580.1	—

Tangible common equity, excluding purchase accounting adjustments	$8,548.4	$8,115.5	$7,493.7

Tangible shareholder’s(s’) equity:
Tangible common equity	$5,984.9	$5,535.4	$7,493.7
Preferred stock	1,100.0	1,100.0	1,193.2
Company obligated mandatorily redeemable preferred securities of subsidiary trusts	1,020.6	1,021.5	975.0
Adjustable Conversion-Rate Equity Security Units	511.0	511.0	—

Tangible shareholder’s(s’) equity	8,616.5	8,167.9	9,661.9
Purchase accounting adjustments	2,517.9	2,533.6	—

Tangible shareholder’s(s’) equity, excluding purchase accounting adjustments	$11,134.4	$10,701.5	$9,661.9

Tangible managed assets:
Owned assets	$114,519.3	$111,579.4	$101,078.3
Receivables serviced with limited recourse	24,108.9	24,268.2	23,407.4

Managed assets	138,628.2	135,847.6	124,485.7
Exclude:
Acquired intangibles	(2,917.9)	(3,000.3)	(405.3)
Goodwill	(6,629.5)	(6,542.1)	(1,122.1)
Derivative financial assets	(2,094.5)	(3,601.3)	(1,378.6)

Tangible managed assets	126,986.3	122,703.9	121,579.7
Purchase accounting adjustments	(471.3)	38.3	—

Tangible managed assets, excluding purchase accounting adjustments	$126,515.0	$122,742.2	$121,579.7

Equity ratios:
Common and preferred equity to owned assets	14.66%	14.54%	9.53%
Common and preferred equity to managed assets	12.11	11.94	7.74
Tangible common equity to tangible managed assets	4.71	4.51	6.16
Excluding purchase accounting adjustments	6.76	6.61	6.16
Tangible shareholder’s(s’) equity to tangible managed assets	6.79	6.66	7.95
Excluding purchase accounting adjustments	8.80	8.72	7.95